                                                                   EXHIBIT 10.16

                         FORM OF STOCK OPTION AGREEMENT

This Stock Option Agreement ("Agreement") entered into as of [date of grant] and between Fluor Corporation, a Delaware corporation (the "Company"), and [name of recipient] ("Grantee" or "you") evidences the grant to Grantee of a Stock Option Award under the Fluor Corporation 2003 Executive Performance Incentive Plan ("Plan"). This Option is intended not to be an incentive stock option and therefore is not subject to the tax treatment provided for under Section 422 of the Internal Revenue Code.

Section 1  STOCK OPTION AWARD

The Company hereby awards Grantee an Option to purchase up to [number of shares] shares of Company Common Stock pursuant to this Agreement at a purchase price per share of [purchase price] (the "Option") (or an aggregate purchase price of [aggregate purchase price] if this Option is exercised in full), subject to the terms and conditions set forth herein and in the Plan. The Option may not be exercised in whole or in part as of the Grant Date, and is exercisable only if and to the extent provided in the following paragraphs and otherwise subject to and in accordance with the Plan.

Section 2  VESTING AND EXPIRATION

[Vesting schedule to be determined by the Organization and Compensation Committee. Certain agreements provide for cliff vesting, time vesting, and/or acceleration upon the achievement of certain performance targets or maintenance of a certain stock price for a certain period of time.] Subject to the provisions below, the right to exercise the Option shall expire on [expiration date].

If your employment with the Company or any of its subsidiaries terminates for any reason other than death, Retirement or Disability, then as of the date of such termination this Option shall expire as to any portion which has not then become exercisable. If prior to the Option becoming exercisable in full pursuant to the foregoing paragraph, your employment with the Company or any of its subsidiaries terminates by reason of your death, Retirement or Disability, or if a Change of Control of the Company occurs as determined in accordance with the Plan, then any portion of this Option which has yet to become exercisable shall become exercisable as of such date. To the extent that this Option is exercisable immediately after your termination of employment, after taking into account the vesting provisions set forth in this paragraph, then following such termination of employment this Option will expire on the earlier of (A) the fifth (5th) anniversary of the Grant Date, (B) three (3) months following your termination of employment, if such termination occurred other than on account of death, Retirement or Disability, or your termination within two years after a Change of Control of the Company; or (C) the third anniversary of your termination of employment, if such termination occurred on account of your death, Retirement or Disability, or your termination within two years after a Change of Control of the Company. For purposes of this Agreement, "Retirement" shall mean retirement at or after normal retirement age and "Disability" shall mean permanent and total disability, all as determined in accordance with applicable Company personnel policies and the Plan.

SECTION 3  AWARD SUBJECT TO PLAN

This Stock Option Award is made subject to all of the terms and conditions of the Plan, a copy of which is provided to Grantee herewith, including any terms, rules or determinations made by the Committee (as defined in the Plan), pursuant to its administrative authority under the Plan and such further terms as are set forth in the Plan that are applicable to awards thereunder including, without limitation, provisions on adjustment of awards, non-transferability, satisfaction of tax requirements and compliance with other laws. Capitalized terms used in this Agreement and not defined herein have the meaning set forth in the Plan.

SECTION 4    RESALE AND TRANSFER RESTRICTIONS

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Grantee or other subsequent transfers by the Grantee of any shares of common stock issued as a result of the exercise of this Option, including without limitation
(a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Grantee and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

SECTION 5  CONFIDENTIALITY

The Agreement and the Option granted hereunder are conditioned upon Grantee not disclosing this Agreement or said Option to anyone than Grantee's spouse or confidential financial advisor or senior management of the Company or members of the Company's Legal Services, Tax and Human Resources departments during the period prior to the exercise of said Option. During said period, if disclosure is made by Grantee to any other person, this Agreement and said Option shall be null and void and all Options otherwise granted hereunder to Grantee shall terminate.

SECTION 6   ENFORCEMENT

This Agreement shall be construed, administered and enforced in accordance with the laws of the State of California.

SECTION 7  EXECUTION OF AWARD AGREEMENT

Please acknowledge your acceptance of the terms of this Agreement by signing the original of this Agreement and returning it to Executive Administration. If you have not signed and returned this Agreement within one month, the Company is not obligated to provide you any benefit hereunder and may refuse to issue shares to you under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.

                                           FLUOR CORPORATION


                                           by ---------------------------------
                                              [Name]
                                              [Title]

                      Please Sign Here -->
                                              ---------------------------------
                                              Grantee

                       FORM OF RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement ("Agreement") entered into as of [date of grant] (the "Grant Date"), by and between Fluor Corporation, a Delaware corporation (the "Company"), and [name of recipient] ("Grantee" or "you") evidences the grant to Grantee of a Restricted Stock Award under the Fluor Corporation 2003 Executive Performance Incentive Plan ("Plan").

Section 1. AWARD SUBJECT TO PLAN

This Restricted Stock Award is made subject to all of the terms and conditions of the Plan, a copy of which is provided to Grantee herewith, including any terms, rules or determinations made by the Committee (as defined in the Plan), pursuant to its administrative authority under the Plan and such further terms as are set forth in the Plan that are applicable to awards thereunder including, without limitation, provisions on adjustment of awards, non-transferability, satisfaction of tax requirements and compliance with other laws. Capitalized terms used in this Agreement and not defined herein have the meaning set forth in the Plan.

Section 2. RESTRICTED STOCK AWARD

The Company hereby awards Grantee a right to receive up to a total of [number] Shares of Company common stock pursuant to this Restricted Stock Award, subject to the terms and conditions set forth herein. Subject to the provisions of
Section 3 and Section 4 hereof, upon the issuance to Grantee of Restricted Stock hereunder, Grantee shall have all the rights of a shareholder with respect to the Shares, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto.

Section 3. RESTRICTIONS ON SALE OR OTHER TRANSFER

Each share of stock awarded to Grantee pursuant to this Agreement shall be subject to forfeiture to the Company and each share may not be sold or otherwise transferred except pursuant to the following provisions:

         (a) The Shares shall be held in book entry form with the Company's transfer agent until the restrictions set forth herein lapse in accordance with the provisions of Section 4 or until the Shares are forfeited pursuant to paragraph (c) of this Section 3.

         (b) No such Shares may be sold, transferred or otherwise alienated or hypothecated so long as such Shares are subject to the restrictions provided for in this Agreement.

         (c) Upon your termination of employment with the Company or its subsidiaries for any reason other than those which result in a lapse of restrictions pursuant to Section 4(b)(3), then any such Shares as to which the foregoing restrictions have yet to lapse pursuant to Section 4, shall be forfeited by you and acquired by the Company at no cost to the Company on the date of such termination of employment.

Section 4. LAPSE OF RESTRICTIONS

         (a) [Performance criteria may be included for certain recipients at the discretion of the Organization and Compensation Committee.]

         (b) Subject to satisfaction of the foregoing performance condition, the restrictions set forth in Section 3 hereof shall lapse (provided that such Shares have not previously been forfeited pursuant to the provisions of paragraph (c) of Section 3 hereof) with respect to the number of Shares determined as specified below upon the occurrence of any of the following events (any such event, a "Vest Date"):

             (1) [Vesting schedule to be determined by the Organization and
                 Compensation Committee. Certain agreements provide for cliff vesting, gradual vesting and/or long term "retirement" shares.]

             (2) Notwithstanding the foregoing, the restrictions set forth in
                 Section 3 hereof shall lapse (provided that such Shares have not previously been forfeited pursuant to the provisions of paragraph (c) of Section 3 hereof) upon all Shares which remain subject to the foregoing restrictions, if prior to [insert last vesting date], the employment of the Grantee by the Company or its subsidiaries is terminated on account of death, retirement at or after normal retirement age or permanent and total disability, as determined in accordance with applicable Company personnel policies, or for any reason within two years following a Change of Control of the Company.

         (c) No stock certificate shall be delivered to Grantee or Grantee's legal representative as hereinabove provided unless and until the statutory amount of federal, state or local tax withholding or other employment tax obligations the Company determines is or may be required under applicable tax laws or regulations in connection with the taxable income resulting from the lapse of the restrictions set forth in Section 3 (the "Tax Withholding Obligation") has been withheld or paid pursuant to Section 5.

Section 5. TAX WITHHOLDING

         (a) Unless you pay your Tax Withholding Obligation in accordance with
             Section 5(b), your acceptance of this Award shall constitute your instruction to the Company to withhold or sell on your behalf a whole number of Shares of Restricted Stock from those Shares of Restricted Stock with restrictions lapsing on a Vest Date as the Company determines to be appropriate to equal an amount sufficient to satisfy your Tax Withholding Obligation. If Shares are withheld by the Company, the average of the highest and lowest price per share at which Fluor's common stock is sold on the New York Stock Exchange on the Vest Date (the "Fair Market Value") will be used to calculate the amount of taxable income and the Tax Withholding Obligation due to the lapse of the restrictions on the Vest Date. The Tax Withholding Obligation on the Vest Date will be divided by the Fair Market Value on the Vest Date and rounded up to the nearest whole number to determine how many Shares of Restricted Stock will be withheld by the Company to pay your Tax Withholding Obligation. Certificates for the remaining Shares will be delivered to you. To the extent that rounding causes the Fair Market Value of the Shares of Restricted Stock withheld to exceed your Tax Withholding Obligation, the Company agrees to pay any such excess to your federal income tax withholding.

         (b) Notwithstanding the foregoing, you may elect to satisfy your Tax Withholding Obligation by notifying the Company's Executive Administration at least thirty (30) days prior to the applicable Vest Date that you intend to pay the Tax Withholding Obligation yourself and (i) by delivering to the Company on or before the Vest Date by wire transfer or certified check payable to the Company the amount that the Company determines is sufficient to satisfy your Tax Withholding Obligation, or (ii) by such other means as the Company may permit.

         (c) Regardless of any action the Company takes with respect to any or all tax withholding obligations that arise with respect to the Restricted Stock Award, you shall remain ultimately liable and responsible for all such taxes.

Section 6. CONFIDENTIALITY; NO RIGHT TO CONTINUING EMPLOYMENT

This Agreement and the receipt of any Shares hereunder are conditioned upon Grantee not disclosing this Agreement or said receipt to anyone other than Grantee's spouse or confidential financial advisor or senior management of the Company or members of the Company's Legal Services, Tax and Human Resources departments during the period prior to the lapse of the restrictions hereunder. During said period, if disclosure is made by Grantee to any other person, Grantee hereby agrees to forfeit any Shares received hereunder and to surrender to the Company the certificates evidencing said Shares. Nothing in the Plan or this Agreement confers any right to continuing employment with the Company or its subsidiaries.

Section 7. ENFORCEMENT

This Agreement shall be construed, administered and enforced in accordance with the laws of the State of California.

Section 8. EXECUTION OF AWARD AGREEMENT

Please acknowledge your acceptance of the terms and conditions of this Agreement by signing the original of this Agreement and returning it to Executive Administration. If you have not signed and returned this Agreement within one month, the Company is not obligated to provide you any benefit hereunder and may refuse to issue Shares to you under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.


                                          FLUOR CORPORATION


                                          by  ---------------------------------
                                              [Name}
                                              [Title]

                     Please Sign Here -->
                                              ---------------------------------
                                              Grantee

                 FORM OF VALUE DRIVER INCENTIVE AWARD AGREEMENT

This Value Driver Incentive Award Agreement ("Agreement") entered into as of [date of grant], by and between Fluor Corporation, a Delaware corporation (the "Company"), and [name of recipient] ("Grantee" or "you") evidences and confirms the following Value Driver Incentive Award by the Committee under the Fluor Corporation 2003 Executive Performance Incentive Plan (the "Plan").

Section 1. AWARD SUBJECT TO PLAN

Your Value Driver Incentive Award is made subject to all of the terms and conditions of this Agreement and the Plan, a copy of which is provided to Grantee herewith, including any terms, rules or determinations made by the Committee (as defined in the Plan), pursuant to its administrative authority under the Plan and such further terms as are set forth in the Plan that are applicable to awards thereunder including, without limitation, provisions on adjustment of awards, non-transferability, satisfaction of tax requirements and compliance with other laws. Capitalized terms used in this Agreement and not defined herein have the meaning set forth in the Plan.

Section 2. PERFORMANCE TARGET AND VALUE OF AWARD

Your Value Driver Incentive Award target amount is [dollar value] payable subject to Company performance over the [number of years] period ending [date] (the "Performance Period") with respect to [performance criteria to be determined by Organization and Compensation Committee. Certain agreements have net earnings, new awards (dollars), new awards (percentage) new awards gross margin (dollars) and/or new awards gross margin (percentage) as the performance criteria]. If [performance criteria] is:

         (a) less than [insert value], you will not be eligible to receive any amount of your target amount.

[Additional ranges and amounts may be included]

         (b) greater than [insert value], you will be eligible to receive 200% of your target amount.

Section 3. RETENTION PERIOD AND PAYOUT

The actual amount that you are eligible to receive, if any, will be paid to you:

         (a) [may be paid in stock, cash, restricted shares or a combination thereof, immediately or over a period of time, as determined by the Organization and Compensation Committee.]

Section 4. CONTINUED EMPLOYMENT

This Value Driver Incentive Award is conditioned upon your remaining in the employment of the Company or its subsidiaries for the Retention Period. You forfeit your participation if your employment terminates for any reason (including retirement) at any time prior to the end of the Retention Period other than termination on account of death or permanent and total disability, as determined in accordance with applicable Company personnel policies, or termination within two years after a Change of Control of the Company. If your employment terminates during the Retention Period as a result of death or permanent and total disability or within two years after a Change of Control of the Company, the Value Driver Incentive Award shall become earned and payable in accordance with its terms, notwithstanding such termination. Nothing in the Plan or this Value Driver Incentive Award confers any right of continuing employment with the Company or its subsidiaries.

Section 5. CONFIDENTIALITY

This Agreement and the Value Driver Incentive Award granted hereunder are conditioned upon Grantee not disclosing this Agreement to anyone other than Grantee's spouse or confidential financial advisors, senior management of the Company or members of the Company's Legal Services, Tax and Human Resources departments. If disclosure is made to any other person, this Award shall be forfeited.

Section 6. ENFORCEMENT

This Agreement shall be construed, administered and enforced in accordance with the laws of the State of California.

Section 7. EXECUTION OF AWARD AGREEMENT

Please acknowledge your acceptance of the terms of this Agreement by signing the original of this Agreement and returning it to Executive Administration. If you have not signed and returned this Agreement within one month, the Company is not obligated to provide you any benefit hereunder and may refuse to make any payouts to you under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.


                                          FLUOR CORPORATION


                                          by  ---------------------------------
                                              [Name]
                                              [Title]

                     Please Sign Here -->
                                              ---------------------------------
                                              Grantee

                  FORM OF RELATIVE PERFORMANCE AWARD AGREEMENT

This Relative Performance Award Agreement ("Agreement") entered into as of [date of grant], by and between Fluor Corporation, a Delaware corporation (the "Company"), and [name of recipient] ("Grantee" or "you") evidences and confirms the following Relative Performance Award by the Committee under the Fluor Corporation 2003 Executive Performance Incentive Plan (the "Plan").

Section 1. AWARD SUBJECT TO PLAN

Your Relative Performance Award is made subject to all of the terms and conditions of this Agreement and the Plan, a copy of which is provided to Grantee herewith, including any terms, rules or determinations made by the Committee (as defined in the Plan), pursuant to its administrative authority under the Plan and such further terms as are set forth in the Plan that are applicable to awards thereunder including, without limitation, provisions on adjustment of awards, non-transferability, satisfaction of tax requirements and compliance with other laws. Capitalized terms used in this Agreement and not defined herein have the meaning set forth in the Plan.

Section 2. PERFORMANCE TARGET AND VALUE OF AWARD

Your Relative Performance Award target amount is [dollar value] payable subject to Company performance over the [number of years] period ending [date] (the "Performance Period") with respect to [total shareholder return of the Company's common stock relative to the total shareholder return of peer group (generally, S&P 500, S&P 400 Mid-Cap, DJI Heavy Index, or selected peer group companies, as determined by Organization and Compensation Committee]. If the Company's Total Shareholder Return over the Performance Period is:

         (a) less than [insert percentage] of the Total Shareholder Return of the [peer group], you will not be eligible to receive any amount of your target amount.

[Additional ranges and amounts may be included]

         (b) greater than [insert percentage] of the Total Shareholder Return of the [peer group], you will be eligible to receive 200% of your target amount.

Section 3. RETENTION PERIOD AND PAYOUT

The actual amount that you are eligible to receive, if any, will be paid to you:

         (a) [may be paid in stock, cash, restricted shares or a combination thereof immediately or over a period of time, as determined by the Organization and Compensation Committee]

Section 4. CONTINUED EMPLOYMENT

This Relative Performance Award is conditioned upon your remaining in the employment of the Company or its subsidiaries for the Retention Period. You forfeit your participation if your employment terminates for any reason (including retirement) at any time prior to the end of the Retention Period other than termination on account of death or permanent and total disability, as determined in accordance with applicable Company personnel policies, or termination within two years after a Change of Control of the Company. If your employment terminates during the Retention Period as a result of death or permanent and total disability or within two years after a Change of Control of the Company, the Relative Performance Award shall become earned and payable in accordance with its terms, notwithstanding such termination. Nothing in the Plan or this Relative Performance Award confers any right of continuing employment with the Company or its subsidiaries.

Section 5. CONFIDENTIALITY

This Agreement and the Relative Performance Award granted hereunder are conditioned upon Grantee not disclosing this Agreement to anyone other than Grantee's spouse or confidential financial advisors, senior management of the Company or members of the Company's Legal Services, Tax and Human Resources departments. If disclosure is made to any other person, this Award shall be forfeited.

Section 6. ENFORCEMENT

This Agreement shall be construed, administered and enforced in accordance with the laws of the State of California.

Section 7. EXECUTION OF AWARD AGREEMENT

Please acknowledge your acceptance of the terms of this Agreement by signing the original of this Agreement and returning it to Executive Administration. If you have not signed and returned this Agreement within one month, the Company is not obligated to provide you any benefit hereunder and may refuse to make any payouts to you under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written.


                                           FLUOR CORPORATION


                                           by  _________________________________
                                               [Name]
                                               [Title]

                         Please Sign Here -->
                                               _________________________________
                                               Grantee